Exhibit 10.8

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made as of August 26, 2008 by and among (i) Higher One Holdings, Inc., a Delaware corporation (the “Company”); (ii) the persons listed on Exhibit A hereto (the “Founders”), the entity listed on Exhibit A-1 hereto (“Sachem Ventures”) and the persons listed on Exhibit A-2 hereto (the “Key Holders,” and together with the Founders and Sachem Ventures, the “Common Stockholders”); (iii) the persons and entities listed on Exhibit B hereto (the “Series A Investors”); (iv) the persons and entities listed on Exhibit C hereto (the “Series B Investors”); (iv) the persons and entities listed on Exhibit D hereto (the “Series C Investors”); (v) the persons and entities listed on Exhibit E hereto (the “Series C-1 Investors”); (vi) the persons and entities listed on Exhibit F hereto (the “Series D Investors”); and (vii) the entities listed on Exhibit G hereto (the “Series E Investors”).

WHEREAS, the Common Stockholders hold shares of common stock, par value $.001 per share, of the Company (the “Common Stock”); and

WHEREAS, the Series A Investors, the Series B Investors, the Series C Investors, the Series C-1 Investors and the Series D Investors (collectively, the “Existing Investors”) hold shares of the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A Stock”), the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Stock”), the Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series C Stock”), the Series C-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series C-1 Stock”) and/or Series D Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series D Stock”); and

WHEREAS, on August 8, 2008, Higher One Merger Sub, Inc., formerly a direct, wholly-owned subsidiary of the Company, and Higher One, Inc., a Delaware corporation (“HOI”), effected a merger in accordance with the General Corporation Law of the State of Delaware pursuant to which Higher One Merger Sub, Inc. was merged with and into HOI, with HOI surviving as a direct, wholly-owned subsidiary of the Company (the “Holding Company Merger”); and

WHEREAS, in connection with the Holding Company Merger, each share of the capital stock of HOI outstanding immediately prior to the effective time of the Holding Company Merger was converted in the merger into a share of capital stock of the Company having substantially the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the share of stock of HOI being converted in the Holding Company Merger; and

WHEREAS, the Company (as successor in interest to HOI pursuant to Section 1.1 hereof), the Common Stockholders and the Existing Investors are parties to that certain Amended and Restated Investor Rights Agreement, dated as of December 22, 2004 (the “Original Investor Agreement”), pursuant to which the Existing Investors have certain registration rights and certain other rights and covenants and the parties thereto have agreed to certain restrictions governing the election of directors of the Company; and

WHEREAS, the Company proposes to issue and sell 5,454,545 shares of Series E Convertible Participating Preferred Stock, par value $0.001 per share, of the Company (the “Series E Stock”), to the Series E Investors for an aggregate purchase price of $74,999,994 pursuant to a Series E Preferred Stock Purchase Agreement dated as of July 23, 2008 (the “Purchase Agreement”); and

WHEREAS, as a condition to entering into the Purchase Agreement, the Series E Investors have requested that the Company grant to them registration rights and certain other rights and covenants and that the Common Stockholders and the Existing Investors agree to certain restrictions governing the election of directors of the Company on substantially similar terms to those granted to the Existing Investors under the Original Investor Agreement; and

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has determined that it is in the best interest of the Company to grant such rights to the Series E Investors, and each of the Company, the requisite number of Common Stockholders and the requisite number of Existing Investors have consented and agreed to the amendment and restatement of the Original Investor Agreement to include the rights of the Series E Investors, on the terms set forth herein; and

WHEREAS, the Company, the Common Stockholders and the Existing Investors acknowledge and agree that, upon the execution and delivery of this Agreement, the Original Investor Agreement shall be amended, superseded and replaced in its entirety by this Agreement;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged by the parties hereto, the Company, the undersigned Common Stockholders and the undersigned Existing Investors hereby covenant and agree with the Series E Investors as follows:

1. GENERAL PROVISIONS

1.1 Shares Subject to this Agreement. The Stockholders (as such term is defined below) expressly agree that the terms and restrictions of this Agreement shall apply to all shares of capital stock of the Company which any of them now owns or hereafter acquires by any means, including without limitation by purchase, assignment or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law (the “Shares”).

1.2 No Partnership Relationship. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership between or among the Stockholders and shall not make any Stockholder the agent or partner of any other Stockholder for any purpose.

1.3 Legend. Each certificate representing Shares held of record or beneficially owned by the Stockholders shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:

“The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of an Investor Rights Agreement among the Company and certain holders of its outstanding capital stock, as amended and in effect from time to time. Copies of such agreement may be obtained at no cost by written request by the holder of record of the certificate to the Secretary of the Company.”

1.4 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act, or any successor rule.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company as amended and restated on August 26, 2008.

“Change of Control” means that any of the following events has occurred after the date hereof:

(1) Any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), other than (i) the Company, (ii) the Founders, (iii) investors purchasing equity securities, or securities convertible into equity securities, of the Company pursuant to a financing or a series of financings approved by the Board of Directors, or (iv) any employee benefit plan of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) becomes the beneficial owner or owners (as defined in Rule 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding Voting Common Stock of the Company, or otherwise becomes entitled to vote more than fifty percent (50%) of the voting power entitled to be cast at elections for directors (“Voting Power”) of the Company;

(2) A consolidation or merger of the Company pursuant to which the holders of the Company’s voting shares immediately prior to such merger or consolidation would not be the holders, directly or indirectly, immediately after such merger or consolidation of more than fifty percent (50%) of the Voting Power of the entity surviving such transaction;

(3) The sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(4) The liquidation or dissolution of the Company or the Company ceases to do business.

“Commission” shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

“Common Stock” shall mean (i) the Common Stock, as defined in the recitals of this Agreement; (ii) any other capital stock of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

“Company Employees” shall have the meaning assigned to such term in Section 2.3.

“Convertible Securities” shall have the meaning assigned to such term in Section 2.1.

“Designated Holder” shall mean Miles Lasater, Mark Volchek, Sean Glass and the Key Holders.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Exempt Issuances” shall have the meaning assigned to such term in Section 2.3.

“Hanseatic” shall mean Hanseatic Americas LDC, a Bahamian limited duration company, and its Affiliates.

“Initial Public Offering” or “IPO” shall mean the first underwritten public offering of Common Stock of the Company, resulting in the listing of such Common Stock on a national securities exchange or quotation service system, and offered on a “firm commitment” or “best efforts” basis pursuant to a registration statement filed with the Commission under the Securities Act on Form S-1 or its then equivalent, in which (i) the aggregate net proceeds to the Company and any selling Stockholders equals or exceeds $50,000,000 and (ii) the initial public offering price per share equals or exceeds the Series E Liquidation Value (as defined in the Certificate of Incorporation) that would then be in effect regardless of any actual reduction or elimination pursuant to Section B(1)(a)(i) of Article IV of the Certificate of Incorporation (subject to appropriate adjustment for stock splits, reverse stock splits, stock dividends, combinations and other similar recapitalization events).

“Initial Series E Investor” means Bulldog One, LLC, a Delaware limited liability company (and any of its Affiliates).

“Investors” shall mean, collectively, Sachem Ventures, the Series A Investors, the Series B Investors, the Series C Investors, the Series C-1 Investors, the Series D Investors and the Series E Investors.

“New Issuance” shall have the meaning assigned to such term in Section 2.1.

“Offer Notice” shall have the meaning assigned to such term in Section 2.1.

“Original Investor Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Other Shareholders” shall have the meaning assigned to such term in Section 3.3(d).

“Person” shall mean an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

“Plan” shall have the meaning assigned to such term in Section 2.3.

“Preferred Stock” shall mean, collectively, the Series A Stock, the Series B Stock, the Series C Stock, the Series C-1 Stock, the Series D Stock and the Series E Stock.

“Preferred Stock Director” shall have the meaning assigned to such term in Section 4.1.

“Pro Rata Share” shall mean, at any time, as to each Investor and Designated Holder entitled to purchase or Sell shares of capital stock of the Company in an offering pursuant to Section 2.5, the percentage which expresses the ratio between (i) the number of shares of Common Stock owned at such time by such Investor or Designated Holder, assuming the conversion of all shares of Preferred Stock, and (ii) the aggregate number of shares of Common Stock owned at such time by all Investors and Designated Holders then entitled to purchase or Sell shares of capital stock of the Company in such offering, assuming the conversion of all shares of Preferred Stock.

The terms “register”, “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

“Registrable Securities” shall mean (i) shares of Preferred Stock; (ii) shares of Common Stock or other securities issued or issuable pursuant to the conversion of Preferred Stock; (iii) any shares of Common Stock or other securities issued or issuable pursuant to the conversion of Preferred Stock upon any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event; and (iv) the 289,855 shares of Common Stock held by Sachem Ventures, excluding in any event securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule

144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Common Stock issued or issuable upon conversion of the Preferred Stock even if such conversion has not been effected.

“Registration Expenses” shall mean the expenses so described in Section 3.7(a).

“Rights” shall have the meaning assigned to such term in Section 2.1.

“Rights Holder” shall have the meaning assigned to such term in Section 5.1.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Sell” or “Sale” shall mean, as to any Share held by a Stockholder, to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, hypothecate, encumber or otherwise dispose of such Share, either voluntarily or involuntarily.

“Selling Expenses” shall mean the expenses so described in Section 3.7(a).

“Selling Shareholder” shall mean any Common Stockholder proposing to Sell any Shares and which is obligated to deliver a Notice of Intention to Sell pursuant to Section 2.5.

“Series A Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Series B Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Series C Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Series C-1 Registrable Securities” shall mean the Registrable Securities held by the Series C-1 Investors.

“Series C-1 Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Series D Registrable Securities” shall mean the Registrable Securities held by the Series D Investors.

“Series D Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Series E Registrable Securities” shall mean the Registrable Securities held by the Series E Investors.

“Series E Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Shares” shall have the meaning assigned to such term in Section 1.1.

“Stockholders” shall mean the Common Stockholders, the Investors, and any other Person who acquires Shares and becomes a party to this Agreement.

“Subsidiary” or “Subsidiaries” shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, trust or other entity.

2. PERCENTAGE MAINTENANCE RIGHTS

2.1 Notice of New Issuance. Except with respect to Exempt Issuances (as defined in Section 2.3), in the event that the Company issues any (i) shares of Common Stock, (ii) warrants, options, or other rights to purchase Common Stock or Convertible Securities (collectively, “Rights”), or (iii) any debentures or other securities convertible into or exchangeable for shares of Common Stock (collectively, “Convertible Securities” and, together with shares of Common Stock and Rights, “New Securities”), the Company will deliver to the Investors and the Designated Holders a notice (the “Offer Notice”) upon the completion of such issuance (the “New Issuance”), stating the price and other terms and conditions thereof.

2.2 Right to Purchase Shares, Rights or Convertible Securities. In the event of a New Issuance (other than an Exempt Issuance), the Investors and the Designated Holders shall have the right to purchase such number of New Securities at the price and on the terms upon which the New Issuance was made, such price to be paid in full at the time of issuance of such New Securities to the Investors and the Designated Holders so that, after giving effect to the issuance to the Investors and the Designated Holders and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such New Securities, each Investor and Designated Holder who exercises such right will continue to maintain its same proportionate ownership of Common Stock as of the date immediately preceding the New Issuance, treating each Investor and Designated Holder, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to it upon conversion, exercise and exchange of all Rights and Convertible Securities held by it on the date immediately preceding the New Issuance and assuming the like conversion, exercise and exchange of all such securities held by other persons. The rights set forth in this Article 2 shall be exercised by the Investors and the Designated Holders, if at all, by written notice to the Company delivered not later than thirty (30) days after the receipt by the Investors and the Designated Holders of the Offer Notice in accordance with the terms and conditions stated therein, and such right shall expire at the end of the thirtieth day after the day of the receipt by the Investors and the Designated Holders of the Offer Notice.

2.3 Exempt Issuances. The issuances referred to in Section 2.1 which will not give the Investors or the Designated Holders the rights described in Section 2.2 (the “Exempt Issuances”) are issuances in which New Securities are issued or deemed issued (i) upon conversion of

Preferred Stock; (ii) as a dividend or distribution payable pro rata to all holders of Common Stock or to all holders of any other class of securities of the Company; (iii) up to an aggregate of 3,600,000 shares of Common Stock subject to stock-based awards issuable to employees, consultants, officers and directors of the Company (“Company Employees”) pursuant to the Company’s 2000 Stock Plan, as amended (the “Plan”) or otherwise, which aggregate number of shares includes (A) all shares subject to unexercised options granted under the Plan (which have not yet expired or terminated) as of the date of this Agreement and (B) all shares subject to stock-based awards that have been previously forfeited, terminated or have expired unexercised, which shares again become available for issuance under new stock-based awards pursuant to the Company’s 2000 Stock Plan; (iv) such additional shares of Common Stock that may be granted subject to stock-based awards to Company Employees pursuant to a stock plan approved in accordance with Section 6.1 of this Agreement; (v) in connection with the conversion or exercise of any options, warrants or other rights to purchase Common Stock (A) existing on the date hereof or (B) issued in accordance with the foregoing clause (iii); (vi) securities issued to Persons with whom the Company enters into bona fide strategic research, development, manufacturing, marketing, sales, distribution or similar arrangements (the aggregate of exclusions under this clause (vi) not to exceed a number of shares in excess of ten percent (10%) of (A) the outstanding shares of Common Stock, plus (B) shares issuable upon the exchange or conversion of all Convertible Securities exchangeable for or convertible into Common Stock, all such Convertible Securities issuable upon exercise of Rights, and upon exercise of all Rights to acquire Common Stock); (vii) securities issued in connection with acquisitions of all or substantially all of the assets or business of another entity; (viii) securities issued to commercial financing or leasing companies in connection with financing or leasing transactions and the shares of Common Stock issuable upon exercise thereof (the aggregate of exclusions under this clause (viii) not to exceed a number of shares in excess of 2 percent (2%) of (A) the outstanding shares of Common Stock, plus (B) shares issuable upon the exchange or conversion of all Convertible Securities exchangeable for or convertible into Common Stock, all such Convertible Securities issuable upon exercise of Rights, and upon exercise of all Rights to acquire Common Stock); (ix) where such issuance or deemed issuance is deemed in writing to be an Excluded Issuance (A) by the holders of a majority of all shares of Common Stock and (B) by the holders of a majority of the outstanding shares of each of the Series C Stock, the Series C-1 Stock, the Series D Stock and the Series E Stock; (x) the issuance of the shares of Series E Stock under and pursuant to the Purchase Agreement; and (xi) the issuance of shares of Common Stock in connection with an Initial Public Offering.

2.4 Transfer Restrictions.

(a) Except as set forth in Section 2.4(b) or 2.5(i) below or in connection with a Change of Control, prior to the second anniversary of the date of this Agreement, no Stockholder shall, directly or indirectly, Sell any Shares, except for shares of Series E Stock. Any Sale of Shares not in compliance with this Agreement shall be null and void ab initio.

(b) Notwithstanding anything else in the Agreement to the contrary, the restrictions set forth in Sections 2.4(a) and 2.5 shall not apply to any Sale of Shares from a Stockholder to an Affiliate of such Stockholder; provided that (i) such Stockholder shall notify the Company and the other Stockholders of such Sale prior to the effectuation thereof, (ii) such Affiliate shall be an “accredited investor” within the meaning of Paragraph (a) of Rule 501 promulgated by the

Commission under the Securities Act, (iii) such Affiliate is not a competitor of the Company as reasonably determined by the Board of Directors and (iv) such Affiliate shall agree in writing in advance with the parties hereto to be bound by and comply this Agreement and shall have the same rights and obligations of the transferor Stockholder hereunder.

2.5 Procedures on Sale of Shares. Except as otherwise expressly provided herein, each Stockholder hereby agrees that it shall not Sell any Shares except in accordance with the following procedures:

(a) The Selling Shareholder shall have a bona fide offer from a third party to purchase such Shares and shall first deliver a written Notice of Intention to Sell to the Company, which shall be irrevocable for a period of twenty (20) days after delivery thereof, and then to each Investor and Designated Holder, which shall be irrevocable for a period of twenty (20) days after delivery thereof, offering first to the Company and then to each Investor and Designated Holder such Shares owned by the Selling Shareholder at the purchase price and on the other material terms specified therein at which it proposes to Sell the Shares. The Company and then each Investor and Designated Holder shall have the right of first refusal and option (subject to the provisions of Section 2.5(g) hereof) for each such applicable twenty (20) day period, to purchase, in the case of the Company, all of the Shares so offered, and, in the case of each Investor and Designated Holder, up to its Pro Rata Share of the Shares so offered, in each case at the purchase price and on the other terms stated therein. Such acceptance shall be made by delivering a written Notice of Acceptance to the Selling Shareholder within the applicable aforesaid twenty (20) day period.

(b) If the Company fails to accept, or shall reject in writing, the offer made pursuant to Section 2.5(a), or if, thereafter, any Investor or Designated Holder shall fail to accept, or shall reject in writing, the offer for the remaining Shares, if any, made pursuant to Section 2.5(a), then, upon the earlier of the expiration of such applicable twenty (20) day period, or the receipt of Notices of Acceptance or written rejections of such offer from all Investors and Designated Holders, the Selling Shareholder’s then remaining Shares formerly subject to such offer shall be reoffered to all Investors and Designated Holders, if any, which shall have accepted their Pro Rata Share of such original offer. Such subsequent offer shall be on the terms and subject to acceptance in the manner provided in Section 2.5(a), except that the Investors and Designated Holders receiving such subsequent offer shall have (i) the right and option to accept such offer with respect to all of the then remaining Shares subject thereto pro rata, in accordance with their respective Pro Rata Shares for a period of ten (10) business days and (ii) the further right and option to offer, in any Notice of Acceptance, to purchase any of such Shares not purchased by the other Investors and Designated Holders, in which case such Shares not accepted by the other Investors and Designated Holders shall be deemed to have been offered to and accepted by the Investors and Designated Holders which have exercised their option under this clause (ii), pro rata in accordance with their respective Pro Rata Shares, and on the above-described terms and conditions.

(c) The closing of any Sales of Shares under the terms of Section 2.5(a), Section 2.5(b) and Section 2.5(c) shall be made at the offices of the Company on a mutually satisfactory business day within fourteen (14) days after the expiration of the last applicable aforesaid period. Delivery of certificates or other instruments evidencing such Shares duly endorsed for transfer to the Company or to the Investors and/or Designated Holders, as the case may be, shall be made on such date against payment of the purchase price therefor.

(d) Any Investor or Designated Holder which does not deliver a Notice of Acceptance during the twenty (20) day period referred to in Section 2.5(a) hereof shall have the right during such twenty (20) day period to deliver to the Selling Shareholder a Notice of Intention to Participate. The Company shall compute the proportion of shares of the Shares available for Sale by the Selling Shareholder to the purchaser thereof. If, and to the extent the Selling Shareholder is to Sell all or part of the remaining Shares covered by the Notice of Intention to Sell as contemplated by Section 2.5(e) hereof, it shall be a condition of such Sale that each Investor and Designated Holder delivering the Notice of Intention to Participate shall have the right to have a portion of its Shares purchased by the purchaser of the Shares covered by the Notice of Intention to Sell, such portion to be equal to the product obtained by multiplying (i) the aggregate number of Shares to be purchased by the purchaser by (ii) the Pro Rata Share of such Investor and Designated Holder giving a Notice of Intention to Participate.

(e) If effective acceptance shall not be received pursuant to Section 2.5(a) and Section 2.5(b) above with respect to all Shares offered for Sale pursuant to a Notice of Intention to Sell, then the Selling Shareholder may Sell to the third party or offer all or any part of the remaining Shares so offered for Sale at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the original Notice of Intention to Sell, at any time within ninety (90) days after the expiration of the last offer required by Section 2.5(b) above. In the event the remaining Shares are not sold by the Selling Shareholder during such ninety (90) day period, the right of the Selling Shareholder to sell such remaining Shares shall expire and the obligations of this Section 2.5 shall be reinstated; provided, however, that in the event the Selling Shareholder determines, at any time during such ninety (90) day period, that the Sale of all or any part of the remaining Shares on the terms set forth in the Notice of Intention to Sell is impractical, the Selling Shareholder can terminate the offer and reinstate the procedure provided in this Section 2.5 without waiting for the expiration of such ninety (90) day period.

(f) The Selling Shareholder may specify in the Notice of Intention to Sell contemplated by Section 2.5(a) and Section 2.5(b) hereof that all Shares offered thereby must be sold, in which case acceptances received pursuant to Section 2.5(a) and Section 2.5(b) hereof shall be deemed conditioned upon either or both (i) receipt of Notices of Acceptance with respect to all Shares covered by such Notice of Intention to Sell and (ii) the Sale of the remaining Shares, if any, pursuant to Section 2.5(e) above.

(g) Anything contained in this Section 2.5 to the contrary notwithstanding, any purchaser or other transferee of Shares pursuant to this Section 2.5 who is not a Stockholder shall agree in writing in advance with the parties hereto to be bound by and comply with all applicable provisions of this Agreement and shall be deemed to be a Common Stockholder for all purposes of this Agreement.

(h) Any Founder who ceases to be employed by the Company on or prior to the date of delivery of any Notice of Intention to Sell shall not be entitled to receive such notice or to purchase any Share pursuant to this Section 2. Notwithstanding the foregoing, any Founder who has ceased employment with the Company shall not sell any Shares except in accordance with this Section 2.

(i) Anything contained in this Section 2.5 to the contrary notwithstanding but subject to Section 2.5(g) and subject further to applicable policies and restriction set by the Board of Directors, the provisions of this Section 2.5 shall not apply: (A) in the case of a Common Stockholder that is a natural person, upon a transfer of Shares by such Common Stockholder made for bona fide estate planning purposes to family members, or to any custodian or trustee of any trust, partnership or other legal entity for the benefit of such Common Stockholder or family member; and (B) upon a transfer or series of transfers by any Founder of up to five percent (5%) in the aggregate of the Shares owned by such Founder as of the date hereof to a charitable organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, as a bona fide charitable donation to such organization.

2.6 Termination. The respective rights and obligations of the parties under this Article 2 shall terminate upon the consummation of the Company’s Initial Public Offering, or immediately prior to the closing of a Change of Control (and provided that the shareholders of the entity with which the Company merges or which the Company acquires do not have preemptive rights surviving such merger or acquisition).

3. TRANSFER OF REGISTRABLE SECURITIES; REGISTRATION

3.1 Restrictive Legend. Each certificate representing Registrable Securities shall, except as otherwise provided in this Article 3, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any other securities laws. These securities have been acquired for investment and not with a view to distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Securities Act of 1933, as amended, and any other applicable securities laws, unless the holder shall have obtained an opinion of counsel reasonably satisfactory to the corporation that such registration is not required.”

Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if there is an effective registration statement covering the securities represented by such certificate or, with such request, the Company shall have received either the opinion referred to in Section 3.2(i) or the “no-action” letter referred to in Section 3.2(ii).

3.2 Notice of Proposed Transfer. Prior to any proposed Sale of any Registrable Securities (other than under the circumstances described in Section 3.3, 3.4 or 3.5), the holder thereof shall give written notice to the Company of its intention to effect such Sale and shall otherwise comply with the provisions of this Agreement. Each such notice shall describe the manner of the proposed Sale and, if requested by the Company (it being understood that if such Sale is intended to be in accordance with the provisions of Rule 144 under the Securities Act, the Company shall not require an opinion of counsel), shall be accompanied by either (i) an opinion of counsel reasonably satisfactory to the Company (it being agreed that an opinion of Wiggin and Dana LLP shall be considered satisfactory) to the effect that the proposed Sale may be effected without registration under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the distribution of such Shares without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Shares shall be entitled to transfer such Shares in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a distribution to one or more partners of the transferor (in the case of a transferor that is a partnership), members of the transferor (in the case of a transferor that is a limited liability company) or stockholders of the transferor (in the case of a transferor that is a corporation), in each case in respect of the beneficial interest of such partner, member or stockholder. Each certificate for Registrable Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel or “no-action” letter referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or that such legend is not required to establish compliance with any provisions of the Securities Act. Notwithstanding any other provision hereof, the restrictions provided for in this Section 3.2 shall not apply to securities which are not required to bear the legend prescribed by Section 3.1 in accordance with the provisions of that Section. The Company will pay the reasonable fees and disbursements of counsel in connection with all opinions rendered pursuant to this Section 3.2.

3.3 Required Registration.

(a) At any time after the date which is one hundred eighty (180) days following the Company’s Initial Public Offering, (i) one or more of the holders of Registrable Securities constituting at least 50% of the total shares of Registrable Securities then outstanding, (ii) one or more holders of Series C-1 Registrable Securities, including at least 50% of the total shares of Series C-1 Registrable Securities then outstanding, may request that the Company register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice, or (iii) one or more holders of Series E Registrable Securities, including at least 50% of the total shares of Series E Registrable Securities then outstanding, may request that the Company register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that in the case of (ii) and (iii) above, such holders must be requesting that the Company register at least 20% of the Registrable Securities then outstanding (or if less, the greater of (i) all the remaining Registrable Securities then held by such holder and (ii) one percent (1%) of the total shares of capital stock of the Company then outstanding) and further provided that such Registrable Securities are not capable of being sold over a period of six (6) months under Rule 144 under the Securities Act.

(b) Following receipt of any notice under this Section 3.3, the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use its commercially reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 3.3 on one (1) occasion only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering at least 50% of the shares of Registrable Securities specified in notices received as aforesaid for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3.3 either (i) after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering and prior to ninety (90) days after the effective date of such registration statement (provided that in any 12-month period there shall be no more than one such 90-day period or an aggregate of 90 days during which no request may be made under this Section 3.3) or (ii) more than once in any twelve (12) month period.

(c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.3 and the Company shall include such information in the written notice referred to in paragraph (b) above. The right of any holder to registration pursuant to this Section 3.3 shall be conditioned upon such holder’s agreeing to participate in such underwriting and to permit inclusion of such holder’s Registrable Securities in the underwriting. If such method of disposition is an underwritten public offering, the holders of the greatest number of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, which underwriter shall be reasonably acceptable to the Company. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds, subject to the limitations required by the managing underwriter as provided for in Section 3.3(d) below.

(d) A registration statement filed pursuant to this Section 3.3 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account and (ii) shares of Common Stock held by persons who by virtue of agreements with the Company in compliance with the provisions of Section 3.12 hereof are entitled to include such shares in such registration (the “Other Shareholders”), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting on terms no less favorable to the Company and such Other Shareholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock held by Other Shareholders (other than Registrable Securities) and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares held by the Other Shareholders to the extent required by the managing underwriter, then to the shares of Common Stock of the Company to be included for its own account to the extent required by the managing underwriter. If the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be registered under this Section 3.3, then Registrable Securities shall be excluded pro rata based on the selling holders’ ownership of Registrable Securities. In any event all securities to be sold other than Registrable Securities will be excluded prior to any exclusion of Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any holder of Registrable Securities or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration. Except for registration statements on Form S-4 under the Securities Act, Form S-8 under the Securities Act or any comparable form or successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3.3 until ninety (90) days after the effective date of such registration (provided that in any 12-month period there shall be no more than one such 90-day period or an aggregate of 90 days during which no request may be made under this Section 3.3).

3.4 Incidental Registration. If the Company at any time (other than pursuant to Section 3.3 or Section 3.5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public and, except with respect to the Company’s first registration statement including securities to be sold on its behalf to the public in an underwritten pubic offering), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use its commercially reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this Section 3.4. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 3.4 shall be conditioned upon such holder’s participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3.4, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, such limitation will be imposed pro rata with respect to all securities whose holders have a contractual, incidental (“piggy back”) right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right. The Company shall be obligated to include in such registration statement only such limited portion of Registrable Securities with respect to which such holder has requested inclusion hereunder. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3.4 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

3.5 Registration on Form S-3.

(a) In addition to the rights provided in Sections 3.3 and 3.4, subject to a limit of two (2) registrations hereunder in any twelve (12) month period, if at any time (i) any holder or holders of the Registrable Securities request that the Company file a registration statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would be at least $1,000,000, and (ii) the

Company is a registrant entitled to use Form S-3 or any comparable or successor form thereto to register such shares, then the Company shall use its commercially reasonable best efforts to register under the Securities Act on Form S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 3.5 to use its commercially reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 3.3, including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering, shall apply to such registration, provided, however, that except as provided above, there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 3.5. Notwithstanding any other provision of this Section 3.5, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, such limitation will be imposed pro rata with respect to all Registrable Securities whose holders have requested inclusion in such registration pursuant to this Section 3.5.

(b) The Company shall use its commercially reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.

3.6 Registration Procedures. If and whenever the Company is required by the provisions of Section 3.3, 3.4 or 3.5 to use its commercially reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(d) use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

(e) use its commercially reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or quotation service on which the Common Stock of the Company is then listed;

(f) comply with all applicable rules and regulations under the Securities Act and Exchange Act;

(g) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller and underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h) if the offering is underwritten and at the request of any seller of Registrable Securities, use its commercially reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters, and executed counterparts of such opinion addressed to the sellers of Registrable Securities to the same effects as requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(i) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two (2) business days prior to any sale of Registrable Securities; and

(k) permit any holder of Registrable Securities, which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or one hundred eighty (180) days after the effective date thereof, provided, however, in the case of any registration of Registrable Securities on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

3.7 Expenses.

(a) All expenses incurred by the Company in complying with Sections 3.3, 3.4, 3.5 and 3.6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and fees and disbursements of one counsel selected by a majority in interest of the sellers of Registrable Securities, not to exceed $15,000, but excluding any Selling Expenses, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

(b) The Company will pay all Registration Expenses in connection with each registration statement under Section 3.3, 3.4 or 3.5. All Selling Expenses in connection with each registration statement under Section 3.3, 3.4 or 3.5 shall be borne by the participating sellers in proportion to the number of Registrable Securities registered by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

3.8 Indemnification and Contribution.

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3.3, 3.4 or 3.5, the Company will indemnify and hold harmless each holder of Registrable Securities, its officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, partner, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 3.3, 3.4 or 3.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or Exchange Act or any rule or regulation promulgated under the Securities Act or Exchange Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its commercially reasonable best efforts to so register or qualify the Registrable Securities) and will reimburse each such seller, and such officer, director and partner, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3.3, 3.4 or 3.5, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 3.3, 3.4 or 3.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 3.8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 3.8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 3.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) The indemnities and obligations provided in this Section 3.8 shall survive the transfer of any Registrable Securities by such holder.

3.9 Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Preferred Stock or Common Stock as so changed.

3.10 Rule 144 and 144A Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) use its commercially reasonable best efforts to comply with all of the reporting requirements of the Exchange Act (whether or not it shall be required to do so) and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Registrable Securities by any holder of Registrable Securities (including any such exemption pursuant to Rule 144 or Rule 144A thereof, as amended form time to time, or any successor rule thereto or otherwise);

(b) cooperate with each holder of Registrable Securities in supplying such information as may be necessary for such holder of Registrable Securities to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 or Rule 144A thereunder or otherwise) for the sale of any of the Registrable Securities by any holder of Registrable Securities; and

(c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 or Rule 144A (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

3.11 “Market Stand-Off” Agreement. Each holder of Registrable Securities agrees, severally and not jointly, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such holder of Registrable Securities during a period not to exceed one hundred and eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

(a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

(b) all Other Shareholders, officers and directors of the Company, and all Persons including Shares in such offering enter into similar agreements.

The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of said period.

3.12 Limitation on Subsequent Registration Rights. The Company shall not grant to any third party any registration rights more favorable than, or in any way conflicting with, any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, provided, in any event, (i) any grant or demand or required registration rights shall provide that the holders of Registrable Securities have incidental or “piggyback” registration rights with respect thereto in accordance with the provisions of Section 3.4 hereof, and (ii) such rights shall not become effective prior to the rights of the holders of Registrable Securities hereunder.

3.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article 3 (including the rights to cause the Company to include for sale Registrable Securities under an existing registration statement under Section 3.4) may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and (ii) the transferee or assignee shall acknowledge in writing that the transferred or assigned Registrable Securities shall remain subject to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article 3.

4. BOARD OF DIRECTORS

4.1 Election of Directors. Each Stockholder shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board of Directors of the Company at nine (9), and to elect as directors:

(i) two (2) persons designated by the holders of a majority of the outstanding shares of Common Stock (excluding any shares of Common Stock issued or issuable upon conversion of the Preferred Stock), who shall be, initially, Dean Hatton and Miles Lasater;

(ii) one (1) person designated by a majority of the outstanding shares of Common Stock held by the Founders, who shall be, initially, Mark Volchek;

(iii) three (3) persons (each a “Preferred Stock Director” and collectively the “Preferred Stock Directors”) designated by the holders of a majority of the outstanding shares of Preferred Stock, voting together as one class on an as-converted basis, each of whom shall be designated as follows:

(A) one (1) of whom shall be designated by the holders of a majority of the outstanding shares of Series C Stock, who shall be, initially, Paul Biddelman (and, for as long as Hanseatic shall continue to hold securities of the Company representing at least one-half of the voting power of the Series C Stock held by Hanseatic as of the date hereof, shall continue to be designated by Hanseatic);

(B) one (1) of whom shall be designated by the holders of a majority of the outstanding shares of Series C-1 Stock, who shall be, initially, Shamez Kanji; and

(C) one (1) of whom shall be designated by the holders of a majority of the outstanding shares of Series E Stock (the “Series E Designee”), who shall be, initially, Stewart Gross;

(iv) two (2) persons proposed by the Chief Executive Officer of the Company and jointly agreed upon by the other directors, who shall be, initially, David Cromwell and Patrick McFadden; and

(v) one (1) person proposed by the Series E Designee and agreed upon by a majority of the other directors.

Without limiting the generality of the foregoing, at each annual meeting of the Stockholders, and at each special meeting of the Stockholders called for the purpose of electing directors of the Company, and at any time at which the Stockholders have the right to, or shall, elect directors of the Company, then, and in each event, the Stockholders shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of Stockholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding sentence.

4.2 Removal of Directors; Filling of Vacancies. Each Stockholder shall take all action necessary to remove forthwith any director when (and only when) such removal is requested for any reason, with or without cause, by the Person(s) that designated such director for election. In the case of the death, resignation or removal as herein provided of a director, each Stockholder shall vote all Shares owned by him, her or it to elect another person designated by the same Person(s) that designated the deceased, resigning or removed director if, at the time such vacancy occurs, such Person(s) shall have the right to have a person designated by him elected as a director pursuant to Section 4.1. Each Stockholder agrees to use its best efforts to prevent any action from being taken by the Board of Directors during the pendency of any vacancy due to the death, resignation or removal of a director unless the Person(s) entitled to have a person designated by it to fill such vacancy shall have failed for a period of ten (10) days after written notice of such vacancy to designate a replacement.

4.3. Observer Rights. For as long as Club Circle Partners continues to own at least three percent (3%) of the total outstanding voting stock of the Company, Club Circle Partners shall have the right to designate an authorized representative (without voting rights) to attend as observer each meeting of the Board of Directors, with notice of such meetings to be given to Club Circle Partners in the form and manner given to directors. In addition, the holders of Series E Stock shall have the right to designate an authorized representative (without voting rights) to attend as observer each meeting of the Board of Directors. Notwithstanding the foregoing, the parties acknowledge that said requirements shall not affect the validity of any meeting of the Board of Directors or any action taken thereat, nor prevent the Board of Directors from acting by consent; it being further agreed that such observers shall, as a condition to their exercise of their rights under this Section 4.3, enter into such reasonable confidentiality arrangement as shall be prescribed by the Board of Directors.

4.4. Board Committees and Subsidiary Boards. The Series E Director shall be entitled to be a member of each committee of the Board of Directors. If requested by the holders of a majority of the outstanding shares of Series E Stock, the Company or each Subsidiary of the Company, as the case may be, shall take all necessary action to elect or appoint the Series E Director to the board of directors or similar governing body of each direct or indirect Subsidiary of the Company.

5. AFFIRMATIVE COVENANTS OF THE COMPANY

The Company covenants and agrees that, from the date of the first issuance of the Series E Stock and thereafter so long as at least 25% of the originally issued shares of Preferred Stock remain outstanding, or, if later, so long as the Initial Series E Investor continues to hold, directly or indirectly, at least 25% of the shares of Series E Stock outstanding as of the date of the first issuance of the Series E Stock, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe the following covenants and provisions as applicable to such Subsidiary.

5.1 Financial Statements; Other Reports. The Company and each Subsidiary will maintain proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, and will deliver to each Stockholder owning either (i) five percent (5%) of the outstanding capital stock of the Company on a fully-diluted basis or (ii) at least 800,000 shares of Common Stock (subject to appropriate adjustment for stock splits, reverse stock splits, stock dividends, combinations and other similar recapitalization events) (each, a “Rights Holder”):

(a) as soon as available and, in any event, within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company, including therein a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and statements of income and stockholders’ equity and of cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing acceptable to Rights Holders holding a majority of the Shares held by them;

(b) at least thirty (30) days prior to the commencement of each fiscal year, the Company will prepare and submit to, and obtain in respect thereof the approval of a majority of the members of the Board of Directors, a business plan, including monthly operating budgets, in detail for each fiscal year, monthly operating expenses and profit and loss projections, quarterly cash flow projections and a capital expenditure budget for the fiscal year including itemization of provisions for officers’ compensation and each Subsidiary’s operation; promptly after any revisions to such budget, as approved by the Board of Directors, a copy thereof shall be delivered to each Rights Holder entitled to receive reports under this Section 5.1;

(c) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

(d) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, adversely affecting the Company or its Subsidiaries, any technology or patent rights which it has or they have, or any other assets of the Company or its Subsidiaries or any key employee or officer (in their capacity as such);

(e) promptly after the occurrence thereof and in any event within five (5) business days after it becomes aware of each occurrence, notice of any material adverse change in the business, assets, properties, management, prospects, operations or financial condition of the Company or its Subsidiaries; and

(f) promptly upon becoming available: (i) copies of all financial statements, minutes, reports, press releases, notices, proxy statements and other documents released to the public and copies of all regular and periodic reports, if any, filed by the Company with the Commission or any securities exchange or self-regulatory organization; and (ii) any other financial or other information available to management of the Company that any of the Rights Holders shall have reasonably requested on a timely basis.

Neither the foregoing provisions of this Section 5.1 nor any other provision of this Agreement shall be in limitation of any rights which a Investor may have with respect to the books and records of the Company and its Subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

5.2 Inspection And Other Information. Each Rights Holder and such agents, advisors and counsel as such Rights Holder may designate, may, at its expense, visit and inspect any of the properties of the Company and each Subsidiary of the Company, examine the books of account of the Company and each Subsidiary of the Company, take extracts therefrom and discuss the affairs, finances and accounts of the Company and each Subsidiary with its officers and employees and public accountants (and by this provision the Company and each Subsidiary of the Company hereby authorizes said accountants to discuss with such Rights Holder and such persons its finances and accounts), at reasonable times and with reasonable prior notice during normal business hours. All such visits and inspections shall be conducted in a manner which will not unreasonably interfere with the normal business operations of the Company and each Subsidiary of the Company. The Company and each Subsidiary of the Company will furnish to each such Rights Holder such other information as it from time to time may reasonably request.

5.3 Independent Accountants. The Company will retain one of the “big four” U.S. independent public accounting firms.

5.4 Maintenance Of Insurance. The Company and each Subsidiary will maintain insurance (including, without limitation, directors’ and officers’ liability insurance) with financially sound and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

5.5 Preservation Of Corporate Existence. The Company and each Subsidiary will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. The Company and each Subsidiary shall preserve and maintain all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions or copyrights owned or possessed by it and necessary to the conduct of its business.

5.6 Compliance With Laws. The Company will comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

5.7 New Developments; Employee Agreements. The Company and each Subsidiary will cause all technological developments, patentable or unpatentable inventions, discoveries or improvements by their officers, employees or consultants to be documented in accordance with appropriate professional standards, cause all officers, employees and consultants to execute appropriate patent and copyright assignment agreements to the Company and such Subsidiary, as the case may be, and, where possible and appropriate, cause all officers, employees and consultants to file and execute United States and foreign patent or copyright applications relating to and protecting such developments on behalf of the Company or such Subsidiary. The Company shall diligently seek (i) to have each employee execute a confidentiality and proprietary information agreement and (ii) to obtain (except to the extent already obtained) non-competition agreements from employees determined by the Investors to be key employees in a form reasonably satisfactory to the Investors.

5.8 Indemnification. The Company shall at all times maintain provisions in its By-laws or charter indemnifying all directors against liability and providing for the advancement of expenses to the maximum extent permitted under the laws of the jurisdiction of its incorporation.

5.9 Expenses Of Directors. The Company shall promptly reimburse in full each director of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof or in connection with any special project.

5.10 Prompt Payment Of Taxes, Etc. The Company and each Subsidiary will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and each Subsidiary will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company and each Subsidiary will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to operations of the Company and each Subsidiary.

5.11 Maintenance Of Properties And Leases. The Company will keep its properties and those of its Subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its Subsidiaries will at all times comply with each provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material adverse effect on the condition, financial or otherwise, or operations of the Company or such Subsidiary.

5.12 Availability of Common Stock. The Company will from time to time, in accordance with the laws of the state of its incorporation, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of the Preferred Stock.

5.13 Tax Treatment. The Company shall not treat the Series E Stock (based on its terms) as “preferred stock” as defined in Treasury Regulation Section 1.305-5(a).

5.14 Convertible Debt. Neither the Company nor any Disregarded Entity shall issue any convertible debt, and no Subsidiary of the Company shall issue any debt that is convertible or exchangeable into stock of the Company or any Disregarded Entity. For purposes of the preceding sentence, a “Disregarded Entity” shall mean (i) a direct Subsidiary of the Company if such Subsidiary is treated as a disregarded entity for U.S. federal income tax purposes, and (ii) an indirect Subsidiary of the Company provided that (a) such Subsidiary is treated as a disregarded entity for U.S. federal income tax purposes and (b) such Subsidiary is owned by an entity treated as a disregarded entity for U.S. federal income tax purposes.

5.15 Bank Holding Company Act. The Company shall take all steps within its reasonable control to ensure that the Company is not deemed or considered a “bank” or a “bank holding company” subject to regulation under the Bank Holding Company Act of 1956, as amended from time to time, or any successor statute thereto (the “BHC Act”), and is not otherwise subject to charter, examination, regulation or supervision under or by the BHC Act, the Federal Reserve, the Office of Thrift Supervision of the U.S. Department of the Treasury, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency of the U.S. Department of the Treasury or any other similar state or federal law, regulation or entity concerning the charter, regulation, examination or supervision of savings institutions, banks and/or banking operations generally.

5.16 Termination Of Affirmative Covenants. The covenants set forth in this Article 5 shall be of no further force or effect upon a Change of Control or the consummation of the Initial Public Offering.

6. NEGATIVE COVENANTS

Without limiting any other covenants or provisions hereof, the Company covenants and agrees that so long as at least 25% of the originally issued shares of Preferred Stock remain outstanding, or, if later, so long as the Initial Series E Investor continues to hold, directly or indirectly, at least 25% of the shares of Series E Stock outstanding as of the date of the first issuance of the Series E Stock, it will comply with and observe the following negative covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, if and when such Subsidiary exists, and will not, without the written consent or written waiver of the holders of at least a majority of the outstanding shares of Preferred Stock, including a majority of the outstanding shares of Series E Stock, do any of the actions set forth in the following covenants and provisions.

6.1 Grant of Stock-Based Awards. On and after the date of this Agreement, the Company shall not grant any awards based on shares of Common Stock to any Company Employee, on other than (a) up to an aggregate of 3,600,000 shares of Common Stock, pursuant to the Plan or otherwise, which aggregate number of shares includes (i) all shares subject to unexercised options granted under the Plan (which have not yet expired or terminated) as of the date of this Agreement and (ii) all shares subject to stock-based awards that have been previously forfeited, terminated or have expired unexercised, which shares again become available for issuance under new stock-based awards pursuant to the Plan, and (b) such other additional number of shares of Common Stock pursuant to a stock plan approved by the Board of Directors, which approval must include the approval of the Series E Designee.

6.2 Dealings With Affiliates. Except for existing agreements described in Schedule 2.21 to the Purchase Agreement, neither the Company nor any Subsidiary will enter into any transaction or agreement other than indemnification and employment transactions in the ordinary course of the Company’s business with any employee, officer or director or any member of their families, or any corporation or other entity in which any one or more of such persons holds, directly or indirectly, five percent (5%) or more of any class of capital stock, or with any other Affiliate of the Company, unless such agreements or transactions are approved by the disinterested members of the Board of Directors.

6.3 Restrictive Agreements Prohibited. Neither the Company nor any of its Subsidiaries shall become a party to any agreement which by its terms restricts the Company’s performance of this Agreement, provided, however, that nothing in this Section 6.3 shall prohibit any amendment of or waiver of any provision of this Agreement, if such amendment or waiver is in accordance with the applicable provisions of this Agreement and other applicable law.

6.4 Termination Of Negative Covenants. The covenants set forth in this Article 6 shall be of no further force or effect upon a Change of Control or the consummation of the Initial Public Offering.

7. MISCELLANEOUS

7.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

If to the Company:	Higher One Holdings, Inc.
25 Science Park
New Haven, CT 06511
Fax: (203) 776-7796
Attn: Mark Volchek

With a copy to:	Wiggin and Dana LLP
265 Church Street
New Haven, CT 06510-7001
Fax: (203) 782-2889
Attn: Frank Marco, Esq.

If to a Common Stockholder:	To its address set forth on Exhibit A, A-1 or A-2.

If to an Investor:	To its address set forth on Exhibit B, Exhibit C, Exhibit D,
Exhibit E or Exhibit F.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

7.2 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including without limitation the Original Investor Agreement. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

7.3 Modifications and Amendments. This Agreement may not be terminated, amended or modified, and no provision hereof may be waived, without the written consent of (a) the Company, (b) the holders of at least a majority of all outstanding shares of Preferred Stock (calculated on an “as converted” basis, together with any shares of Common Stock issued upon conversion thereof), (c) the holders of a majority of all outstanding Common Stock, and (d) without limiting the provisions of clause (b) immediately preceding, the holders of at least sixty-seven percent (67%) of all outstanding shares of Series E Stock (calculated on an “as converted” basis); provided that no amendment or modification shall be enforceable against any party that does not consent to such amendment unless such amendment or modification treats all similarly situated Stockholders (with respect to the right or obligation involved) the same; provided further that a Stockholder may waive his, her or its percentage maintenance right under Section 2 hereof individually and without reference to the foregoing. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

7.4 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement, except indemnities pursuant to Article 3 hereof. Except as expressly provided herein to the contrary, the Investors shall not have the right to assign any or all of their respective rights hereunder. Without limiting any provision hereinabove set forth, it shall be a condition to the assignment, transfer or other disposition of any Shares that the transferee assume the obligations of the transferor under Article IV of this Agreement (except in the case of any transferee in a transaction registered under the Securities Act or exempt from registration pursuant to the provisions of Rule 144 thereunder).

7.5 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

7.6 Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States of America for the District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 7.1 hereof.

7.7 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

7.8 Interpretation. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

7.9 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.10 Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

7.11 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile delivery of an executed counterpart shall be valid and binding for all purposes.

7.13 Additional Parties. The parties acknowledge and agree that, in the event any party shall be added to Annex 1 to the Purchase Agreement in the manner set forth thereunder, such party shall join this Agreement by execution and delivery of a counterpart hereof, and pertinent information with respect thereto shall be added to Exhibit G, and such party shall thereby for all purposes become a Series E Investor hereunder.

7.14 Investor Proceedings against the Company. In the event that any Investor or group of Investors commences any claim, action, suit or other proceeding against the Company (“Investor Action”) and obtains a monetary judgment against the Company (“Investor Award”), each Investor agrees that any funds received in connection with such Investor award shall be paid to Investors in accordance with their liquidation priorities as set forth in the Certificate of Incorporation of the Company, without regard to whether an Investor was a party to the Investor action. Any Investor that receives funds as a result of an Investor Award who is not entitled to retain such funds pursuant to the preceding sentence shall pay over such funds to the Investor holding the greatest number of shares of capital stock of the Company with the most senior liquidation preference. Such Investor shall distribute any such funds to other Investors to give effect to the first sentence of this Section 7.14. Notwithstanding the foregoing, this Section 7.14 shall not apply to any Investor Action arising out of a commercial relationship between an Investor and the Company unrelated to such Investor’s status as an Investor.

[signature page follows]

[signature page to Investor Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

HIGHER ONE HOLDINGS, INC.

By:	/s/ Dean Hatton
Name:	Dean Hatton
Title:	President and Chief Executive Officer

FOUNDERS:

/s/ Mark Volchek
Mark Volchek

/s/ Sean Glass
Sean Glass

/s/ Miles Lasater
Miles Lasater

SACHEM VENTURES

By:
Name:
Title:

/s/ Dean Hatton
Dean Hatton (individually)

/s/ Kevin Jones
Kevin Jones

Counterpart Signature Pages Begin on Next Page

Counterpart Signature Page For Series A Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series A Investor” and the shares of Series A Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Jerome Capital, LLC
Printed Name of Investor

/s/ Halley S. Faust, MD
Signature of Investor

Name:	Halley S. Faust, MD
Title:	Managing Member
Date:	August 22, 2008

Counterpart Signature Page For Series B Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series B Investor” and the shares of Series B Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Jerome Capital, LLC
Printed Name of Investor

/s/ Halley S. Faust, MD
Signature of Investor

Name:	Halley S. Faust, MD
Title:	Managing Member
Date:	August 22, 2008

Counterpart Signature Page For Series C-1 Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C-1 Investor” and the shares of Series C-1 Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Jerome Capital, LLC
Printed Name of Investor

/s/ Halley S. Faust, MD
Signature of Investor

Name:	Halley S. Faust, MD
Title:	Managing Member
Date:	August 22, 2008

Counterpart Signature Page For Series D Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series D Investor” and the shares of Series D Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Jerome Capital, LLC
Printed Name of Investor

/s/ Halley S. Faust, MD
Signature of Investor

Name:	Halley S. Faust, MD
Title:	Managing Member
Date:	August 22, 2008

Counterpart Signature Page For Series C-1 Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C-1 Investor” and the shares of Series C-1 Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

North Hill Ventures
Printed Name of Investor

/s/ Shamez Kanji
Signature of Investor

Name:	Shamez Kanji
Title:	General Partner
Date:	August 25, 2008

Counterpart Signature Page For Series A Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series A Investor” and the shares of Series A Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Club Circle Partners
Printed Name of Investor

/s/ Henry G. Fuldner
Signature of Investor

Name:	Henry G. Fuldner
Title:	General Partner
Date:	August 25, 2008

Counterpart Signature Page For Series B Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series B Investor” and the shares of Series B Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Club Circle Partners
Printed Name of Investor

/s/ Henry G. Fuldner
Signature of Investor

Name:	Henry G. Fuldner
Title:	General Partner
Date:	August 25, 2008

Counterpart Signature Page For Series C Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C Investor” and the shares of Series C Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Club Circle Partners
Printed Name of Investor

/s/ Henry G. Fuldner
Signature of Investor

Name:	Henry G. Fuldner
Title:	General Partner
Date:	August 25, 2008

Counterpart Signature Page For Series C-1 Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C-1 Investor” and the shares of Series C-1 Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Club Circle Partners
Printed Name of Investor

/s/ Henry G. Fuldner
Signature of Investor

Name:	Henry G. Fuldner
Title:	General Partner
Date:	August 25, 2008

Counterpart Signature Page For Series D Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series D Investor” and the shares of Series D Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Club Circle Partners
Printed Name of Investor

/s/ Henry G. Fuldner
Signature of Investor

Name:	Henry G. Fuldner
Title:	General Partner
Date:	August 25, 2008

Counterpart Signature Page For Series A Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series A Investor” and the shares of Series A Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Marnat LP
Printed Name of Investor

/s/ N.D. Woodson
Signature of Investor

Name:	N.D. Woodson
Title:	General Partner
Date:	August 19, 2008

Counterpart Signature Page For Series B Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series B Investor” and the shares of Series B Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Marnat LP
Printed Name of Investor

/s/ N.D. Woodson
Signature of Investor

Name:	N.D. Woodson
Title:	General Partner
Date:	August 19, 2008

Counterpart Signature Page For Series D Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series D Investor” and the shares of Series D Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Marnat LP
Printed Name of Investor

/s/ N.D. Woodson
Signature of Investor

Name:	N.D. Woodson
Title:	General Partner
Date:	August 19, 2008

Counterpart Signature Page For Series B Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series B Investor” and the shares of Series B Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

GML Inv. Partnership No. 1, LP
Printed Name of Investor

/s/ Edward C. Lasater II
Signature of Investor

Name:	Edward C. Lasater II
Title:	Vice President, Humble Court LLC, General Partner
Date:	August 19, 2008

Counterpart Signature Page For Series C Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C Investor” and the shares of Series C Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

GML Inv. Partnership No. 1, LP
Printed Name of Investor

/s/ Edward C. Lasater II
Signature of Investor

Name:	Edward C. Lasater II
Title:	Vice President, Humble Court LLC, General Partner
Date:	August 19, 2008

Counterpart Signature Page For Series D Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series D Investor” and the shares of Series D Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

GML Inv. Partnership No. 1, LP
Printed Name of Investor

/s/ Edward C. Lasater II
Signature of Investor

Name:	Edward C. Lasater II
Title:	Vice President, Humble Court LLC, General Partner
Date:	August 19, 2008

Counterpart Signature Page For Series D Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series D Investor” and the shares of Series D Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Inter-Atlantic Fund, LP
Printed Name of Investor

/s/ Brett Baris
Signature of Investor

Name:	Brett Baris
Title:	Partner, Inter-Atlantic Advisors, Ltd. (General Partner for Inter-Atlantic Fund, LP)
Date:	August 19, 2008

Counterpart Signature Page For Series C Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C Investor” and the shares of Series C Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Hanseatic Americas LDC
Printed Name of Investor

/s/ Paul Biddelman
Signature of Investor

Name:	Paul Biddelman
Title:	President
Date:	August 12, 2008

Counterpart Signature Page For Series C-1 Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series C-1 Investor” and the shares of Series C-1 Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Hanseatic Americas LDC
Printed Name of Investor

/s/ Paul Biddelman
Signature of Investor

Name:	Paul Biddelman
Title:	President
Date:	August 12, 2008

Counterpart Signature Page For Series D Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series D Investor” and the shares of Series D Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Hanseatic Americas LDC
Printed Name of Investor

/s/ Paul Biddelman
Signature of Investor

Name:	Paul Biddelman
Title:	President
Date:	August 12, 2008

Counterpart Signature Page For Series A Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series A Investor” and the shares of Series A Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Paul B. and Sheri L. Robbins Trust Ltd 12/10/91
Printed Name of Investor

/s/ Paul B. Robbins
Signature of Investor

Name:	Paul B. Robbins
Title:	Trustee
Date:	August 20, 2008

Counterpart Signature Page For Series E Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series E Investor” and the shares of Series E Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Bulldog One, LLC
Printed Name of Investor

/s/ Timothy J. Kacani
Signature of Investor

Name:	Timothy J. Kacani
Title:	Vice President
Date:	August 26, 2008

Counterpart Signature Page For Series E Investors

The undersigned hereby agrees to become a party to that certain Investor Rights Agreement dated as of August 26, 2008 (the “Agreement”) among Higher One Holdings, Inc., a Delaware corporation (the “Company”), and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement as a “Series E Investor” and the shares of Series E Stock owned by the undersigned shall be deemed to be “Shares” for all purposes of the Agreement.

Lightyear Co-Invest Partnership II, L.P.

By: Lightyear Fund II GP Holdings, LLC, its general partner.
Printed Name of Investor

/s/ Timothy J. Kacani
Signature of Investor

Name:	Timothy J. Kacani
Title:	Vice President
Date:	August 26, 2008

EXHIBIT A

FOUNDERS

Name and Address

Mark Volchek

[Address]

Sean Glass

[Address]

Miles Lasater

[Address]

Logan Lindsell

[Address]

EXHIBIT A-1

Sachem Ventures

Sachem Ventures LLC

[Address]

EXHIBIT A-2

Name and Address

Kevin Jones

[Address]

Dean Hatton

[Address]

EXHIBIT B

SERIES A INVESTORS

Initial closing

Name and Address

Ike and Judith Lasater

[Address]

Peter S. A. Glass

[Address]

John E. Mullen, III

[Address]

Jerome Capital, LLC

Halley S. Faust, M.D

[Address]

124 Court LLC

Francis Moelinia

[Address]

Corcyra One Limited Partnership

Robert Camp

[Address]

Studentech Venture Fund

c/o Silicon Ivy Ventures

[Address]

EXHIBIT B (continued)

Second closing

Name and Address

Ike and Judith Lasater

[Address]

Nathaniel D. Woodson

[Address]

Club Circle Partners

Henry E. Fuldner, Managing Partner

[Address]

Frederick Frank

and Mary C. Tanner

[Address]

EXHIBIT C

SERIES B INVESTORS

Name and Address

Nathaniel D. Woodson

[Address]

Ike and Judith Lasater

[Address]

Peter S. A. Glass

[Address]

Club Circle Partners

Henry E. Fuldner, Managing

Partner

[Address]

Frederick Frank

and Mary C. Tanner

[Address]

Jerome Capital, LLC

Halley S. Faust, M.D

[Address]

124 Court LLC

Francis Moelinia

[Address]

Corcyra One Limited Partnership

Robert Camp

[Address]

GML Investment Partnership

[Address]

David Cohen

Standard Oil

[Address]

JTS Family LP 18

[Address]

Don Cooper

[Address]

Bill Downes (IRA)

IRA Rollover Bear

Stearns Securities Corp.

Custodian

[Address]

Bill and Laura Downes

[Address]

Tyler Cooper and Alcorn

[Address]

Chris Getman

Soundview Capital Management

[Address]

Catalyst Partners LLC

[Address]

Kurt Berky

[Address]

Robert Fiscus

[Address]

Walter Hincksfoot, Jr.

[Address]

EXHIBIT D

SERIES C INVESTORS

Name and Address

Hanseatic Americas Inc.

[Address]

Club Circle Partners

[Address]

Catalyst Partners LLC

[Address]

David Cohen

Standard Oil

[Address]

Paul Settelmeyer

[Address]

Kurt Berky

[Address]

Robert Fiscus

[Address]

Ronald Katz

[Address]

David Holbrook

[Address]

Patrick Connolly

[Address]

Alan Feldman

[Address]

Laura B. Downes

IRA Rollover Bear

Stearns Securities Corp.

Custodian

[Address]

Peter Glass

[Address]

124 Court LLC

[Address]

GML Investment Partners

[Address]

Chris Getman

Soundview Capital Management

[Address]

Lance Sauertag

BLS Strategic Capital, Inc.

[Address]

Windcrest Partners

[Address]

East Point Partners

[Address]

Amer Rehman

[Address]

David R. and Pamela A. Field Trust

[Address]

James A. Jorasch

[Address]

EXHIBIT E

SERIES C-1 INVESTORS

Name and Address

North Hill Ventures II, L.P.

[Address]

Hanseatic Americas Inc.

[Address]

Webster Financial Corporation

Webster Plaza

[Address]

Jerome Capital, LLC

Halley S. Faust, M.D

[Address]

Club Circle Partners

[Address]

EXHIBIT F

SERIES D INVESTORS

Name and Address

Inter-Atlantic Fund, L.P.

c/o Inter-Atlantic Group

[Address]

Hanseatic Americas Inc.

[Address]

Club Circle Partners

[Address]

Jerome Capital, LLC

Halley S. Faust, M.D

[Address]

GML Investment Partners

[Address]

Nathaniel D. Woodson

[Address]

Michael Palitz

[Address]

Carl E. Hanes, Jr.

[Address]

EXHIBIT G

SERIES E INVESTORS

Name and Address

Bulldog One, LLC

[Address]

Lightyear Co-Invest Partnership II, L.P.

[Address]